Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Yield Tax Free Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder High Yield Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                                    /s/Richard T. Hale
                                                    Richard T. Hale
                                                    Chief Executive Officer
                                                    Scudder High Yield Tax Free
                                                    Fund, a series of Scudder
                                                    Municipal Trust

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Yield Tax Free Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder High Yield Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                                   /s/Charles A. Rizzo
                                                   Charles A. Rizzo
                                                   Chief Financial Officer
                                                   Scudder High Yield Tax Free
                                                   Fund, a series of Scudder
                                                   Municipal Trust